Long Term Debt	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Long Term Debt

7. Long Term Debt

Long term debt as of December 31, 2011 and 2012, consisted of the following (in thousands):

	December 31,
	2011	2012
Senior secured note due 2015	$38,325	$29,425
Unsecured seller note due 2012	9,837	—
Unsecured seller note due 2012	1,375	—
Unsecured seller note due 2013	6,000	6,000
Unsecured promissory notes due 2013	—	3,500

	55,537	38,925
Less current maturities	(20,112)	(16,650)

Total long term debt	$35,425	$22,275

Prior Senior Debt

In November 2010, in connection with the acquisition of the business of RetailMeNot.com, we entered into a term loan agreement with certain lenders and issued secured promissory notes in the aggregate principal amount of $45.0 million, or Prior Senior Debt. At our option, borrowings under this term loan agreement bear interest at either the base rate (as more fully described in this term loan agreement) plus 450 basis points or LIBOR (with a floor of 100 basis points) plus 550 basis points when our funded debt to EBITDA ratio (as more fully described in this term loan agreement) is greater than or equal to 2.00:1.00. As the funded debt to EBITDA ratio decreases, the number of basis points is reduced by as much as 100 basis points to equal 350 and 450 basis points, respectively. Interest is payable quarterly in arrears for base rate borrowings and on the last day of the advance for any LIBOR based borrowings. Principal payments of $2.2 million are due on the first day of each quarter with any remaining balance due on November 23, 2015. Certain mandatory prepayments include proceeds from certain asset sales, 100% of the proceeds of any subordinated debt and 50% of the proceeds of certain equity transactions.

The term loan agreement also has a requirement for us to enter into an interest rate swap agreement sufficient, at the minimum, to cover 50% of the aggregate outstanding principal amount for a three-year period. Accordingly, in January 2011 we entered into an interest rate swap agreement with a notional amount of $22.5 million using a principal amortization schedule determined by our lenders, resulting in a declining balance subject to the interest rate swap through January 2014. The interest rate swap agreement adds 75 basis points to the LIBOR-based borrowing rate but caps the maximum rate for LIBOR-based borrowings at 7.25% per annum. The impact of the interest rate swap agreement is not material to our consolidated balance sheets, statements of operations or cash flows.

The Prior Senior Debt has priority in repayment to all other outstanding debt and, in connection with the Prior Senior Debt and the related term loan agreement, we have granted our lenders a security interest in substantially all of our assets, including intellectual property, pursuant to a security agreement and an intellectual property security agreement. We are subject to complying with certain financial covenants, including minimum trailing twelve-month EBITDA levels, funded debt to EBITDA ratio, senior debt to EBITDA ratio and a fixed charge coverage ratio (each as more fully described in our term loan agreement). The term loan agreement contains customary affirmative and negative covenants and prohibits, among other things and subject to certain exceptions, the incurrence of additional debt, payment of other debt obligations, incurrence of liens, acquisitions of businesses or capital expenditures, sales of businesses or assets, payment of dividends, making loans or advances and certain other restrictions. The term loan agreement also contains customary events of default including, among others, payment defaults, breaches of covenants, bankruptcy and insolvency events, cross defaults with certain material indebtedness, judgment defaults, change of control and breaches of representations and warranties. During 2012 and 2011, the term loan agreement was amended to, among other things, (i) incorporate certain preferred stock financing activities, (ii) allow the acquisitions of the businesses of Web.Bons-de-Reduction.com and Poulpeo.com and VoucherCodes.co.uk, (iii) allow the prepayment of certain subordinated debt, (iv) allow the amendment of a note payable, (v) redefine the limit of permitted acquisitions and (vi) eliminate previously existing mandatory prepayment provisions attributable to excess cash flow (each as more fully described in our term loan agreement). We were in compliance with all covenants as of December 31, 2012.

Current Senior Debt

On July 1, 2013, we entered into an amended and restated revolving credit and term loan agreement with certain lenders, including an entity related to a stockholder of the Company, or Current Senior Debt. The Current Senior Debt consists of a $115.0 million revolving credit facility and a $35.0 million term loan facility. The term loan facility was used, in part, to fully repay the $25.0 million of borrowings outstanding as of June 30, 2013 under the Prior Senior Debt. The obligations were paid in full effective upon closing of the Current Senior Debt. We will pay quarterly revolving credit facility fees of 50 basis points per annum. At our option, borrowings under both the term loan facility and the revolving credit facility bear interest at either the base rate or a eurodollar-based rate (each as more fully described in the amended and restated revolving credit and term loan agreement) plus an applicable margin as determined based on the funded debt to EBITDA ratio (as more fully described in the amended and restated revolving credit and term loan agreement). These rates are summarized in the following table:

Basis for Pricing	Level I	Level II
Consolidated Funded Debt/EBITDA	<1.00:1.00	>1.00:1.00
Revolving Credit Eurodollar Margin (LIBOR)	200 basis points	250 basis points
Revolving Credit Base Rate Margin	100 basis points	150 basis points
Term Loan Eurodollar Margin (LIBOR)	262.5 basis points	312.5 basis points
Term Loan Base Rate Margin	162.5 basis points	212.5 basis points

Interest is payable quarterly in arrears for base rate borrowings and on the last day of the applicable eurodollar-interest period for any eurodollar-based borrowings. Principal payments on the term loan facility of $1.75 million are due on the first day of each quarter beginning October 1, 2013, with any remaining balance due in July 2018. Borrowings under the revolving credit facility are automatically converted to five-year term loans at any time such outstanding amounts are greater than or equal to $25.0 million and carry the same maturity date as the initial $35.0 million term loan. Total borrowings under the revolving credit facility may not exceed a borrowing availability limit based on a multiple of EBITDA for the trailing twelve months (as more fully described in the amended and restated revolving credit and term loan agreement). Mandatory prepayments include net cash proceeds from certain asset sales, 100% of the net cash proceeds of any subordinated debt and 50% of the net cash proceeds of certain equity transactions and any equity interests issued under certain stock option or employee incentive plans.

The Current Senior Debt has priority in repayment to all other outstanding debt. We have granted our lenders a security interest in substantially all of our assets, including intellectual property, pursuant to a security agreement and an intellectual property security agreement, except that the security interest shall apply only after the funded debt to EBITDA ratio is greater than or equal to 1:00 to 1:00. We are subject to complying with certain financial covenants, including minimum trailing twelve month EBITDA levels, funded debt to EBITDA ratio and a fixed charge coverage ratio (each as more fully described in the amended and restated revolving credit and term loan agreement). The amended and restated revolving credit and term loan agreement contains customary affirmative and negative covenants and prohibits, among other things and subject to certain exceptions, the incurrence of additional debt, payment of other debt obligations, incurrence of liens, acquisitions of businesses or capital expenditures in excess of stated amounts, sales of businesses or assets, payment of dividends, making loans or advances and certain other restrictions. The amended and restated revolving credit and term loan agreement also contains customary events of default including, among others, payment defaults, breaches of covenants, bankruptcy and insolvency events, cross defaults with certain material indebtedness, judgment defaults, change of control and breaches of representations and warranties.

Subordinated Debt

In November 2010, we entered into a loan and security agreement with a lender and issued a secured promissory note in the aggregate principal amount of $13.0 million, or the Subordinated Note, and a warrant to purchase our Series 1 common stock, or the Common Stock Warrant. The Subordinated Note bore interest at a rate of 12.5% per annum, with interest payable monthly in arrears, and with an original maturity date of November 30, 2015. In October 2011, we repaid the full amount of the Subordinated Note. The Common Stock Warrant was exercised in full in March 2013.

The Common Stock Warrant was exercisable for 457,796 shares of Series 1 common stock at an exercise price of $0.004 per share. In the event any amount of the borrowing under the Subordinated Note had been unpaid on the third anniversary of the borrowing, the number of shares for which the Common Stock Warrant was exercisable would have increased by 70,571 shares. The Common Stock Warrant was assigned an original fair value of $1.5 million, or $3.28 per share, estimated using the Black-Scholes-Merton valuation model. The following assumptions were used to determine the fair value of the Common Stock Warrant for the year ended December 31, 2010: a term of ten years less the time passed since the original issuance, a risk-free interest rate of 1.26%, volatility of 66.33% and dividend yield of zero. As the number of shares of Series 1 common stock issuable upon exercise of this Common Stock Warrant was not fixed on the date of grant, the fair value of the Common Stock Warrant was recorded as a warrant liability with an offsetting amount recorded as a discount to the Subordinated Note on our consolidated balance sheet. This discount was being accreted to non-cash interest expense over the five-year term of the Subordinated Note using the effective interest rate. Interest expense recognized relating to the Subordinated Note discount was $0.2 million during the year ended December 31, 2011.

We re-measured the fair value of this warrant liability at each reporting period and recorded any change in fair value to earnings. During 2011, the fair value of the Common Stock Warrant increased by $2.1 million, which was recorded as a charge to earnings and an increase to the carrying value of the warrant liability. The following assumptions were used to determine the fair value of the Common Stock Warrant during the year ended December 31, 2011: a term of ten years, less the time passed since the original issuance, a risk-free interest rate of 0.23%, volatility of 54.02% and dividend yield of zero.

In October 2011, as a result of the repayment of the Subordinated Note, the carrying value of the note discount of $1.2 million was extinguished, which resulted in a charge to non-cash interest expense. Also, as the number of shares of Series 1 common stock issuable upon exercise of the Common Stock Warrant became fixed, the carrying value of the derivative liability of $3.6 million was reclassified to additional paid-in capital. The Common Stock Warrant was exercised on March 22, 2013.

Seller Notes

In August 2011, we issued seller notes payable, or the VoucherCodes Notes, in connection with our acquisition of eConversions Limited. The VoucherCodes Notes have an aggregate principal amount of $6.0 million, mature on August 17, 2013, and bear interest at a rate of 5.0% annually. The carrying value of the VoucherCodes Notes of $6.0 million is included in short-term notes payable as of December 31, 2012.

In November 2010, we issued a seller note payable, or the RetailMeNot.com Note, in connection with our acquisition of RetailMeNot.com. The RetailMeNot.com Note had a face amount of $10.0 million with a maturity date of February 28, 2012 and no stated interest rate. The RetailMeNot.com Note was recorded at its estimated fair value of $8.8 million at the acquisition date, and imputed interest was accreted to non-cash interest expense to the maturity date, using a 10% interest rate. The RetailMeNot.com Note was repaid in full in 2012.

In April 2010, we issued a seller note payable, or the Domain Note, in connection with the acquisition of an internet domain name. The Domain Note had an original face amount of $5.0 million, payable in four equal annual installments beginning in April 2010 and ending in April 2013, with no stated interest rate. The Domain Note was recorded at its estimated fair value of $4.4 million at the acquisition date, and imputed interest was being accreted to non-cash interest expense to the maturity date, using a 10% interest rate. In December 2011, we amended the agreement to reduce the then outstanding payment obligation of $2.5 million by $0.3 million and to accelerate the repayment of the remaining balance of $2.2 million to three equal payments due in December 2011, February 2012 and April 2012. The Domain Note was repaid in full in 2012.

Other Notes

In conjunction with our acquisition of Miwim (Web.Bons-de-Reduction.com and Poulpeo.com), we entered into deferred compensation arrangements with the former owners of Miwim, at which time we issued promissory notes, or the Miwim Notes, with an aggregate principal amount $3.5 million bearing interest at 5.0% annually. Principal is to be repaid in equal annual installments of $1.75 million over a two-year period along with accompanying accrued interest. As of December 31, 2012, $1.75 million of the Miwim Notes are included in short-term notes payable.

Future maturities of debt are as follows (in thousands):

Year Ended December 31,
2013	$16,650
2014	10,650
2015	11,625

$38,925

Debt Issuance Costs

We incurred aggregate debt issuance costs of $2.7 million in connection with our senior debt, subordinated debt and seller notes. These costs are being amortized to non-cash interest expense over the terms of the related indebtedness using the effective interest method. These costs were $0.1 million, $1.2 million and $0.6 million during the years ended December 31, 2010, 2011 and 2012, respectively.

Estimated amortization of these debt issuance costs through the maturity of the related borrowings is as follows (in thousands):

Year Ended December 31,
2013	$430
2014	269
2015	104

$803